Exhibit 99.1 Investor Presentation March 2020

Forward-Looking Statements Some statements in this presentation, which are not historical facts, are “forward-looking statements” as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements about Arcosa’s estimates, expectations, beliefs, intentions or strategies for the future. Arcosa uses the words “anticipates,” “assumes,” “believes,” “estimates,” “expects,” “intends,” “forecasts,” “may,” “will,” “should,” “guidance,” “outlook,” “strategy,” and similar expressions to identify these forward-looking statements. Forward-looking statements speak only as of the date of this presentation, and Arcosa expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein, except as required by federal securities laws. Forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could cause actual results to differ materially from historical experience or our present expectations, including but not limited to assumptions, risks and uncertainties regarding achievement of the expected benefits of Arcosa’s spin-off from Trinity Industries, Inc. (“Trinity”); tax treatment of the spin-off; failure to successfully integrate Cherry Industries, Inc. (“Cherry”), or failure to achieve the expected benefits of the acquisition; market conditions and customer demand for Arcosa’s business products and services; the cyclical nature of, and seasonal or weather impact on, the industries in which Arcosa competes; competition and other competitive factors; governmental and regulatory factors; changing technologies; availability of growth opportunities; market recovery; ability to improve margins; and Arcosa’s ability to execute its long-term strategy, and such forward-looking statements are not guarantees of future performance. For further discussion of such risks and uncertainties, see "Risk Factors" and the "Forward-Looking Statements" section of "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Arcosa's Form 10-K for the year-ended December 31, 2019, and as may be revised and updated by Arcosa's Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Non-GAAP Financial Measures This presentation contains financial measures that have not been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”). Reconciliations of non-GAAP financial measures to the closest GAAP measure are provided in the Appendix. Presentation of Financials The spin-off of the Company by Trinity was completed on November 1, 2018. The Company’s financial statements for periods prior to November 1, 2018 were presented on a “carve-out” basis. The carve-out financials of the Company are not necessarily representative of the amounts that would have been reflected in the financial statements had the Company been an independent company during the applicable periods. 2 / Moving Infrastructure Forward — Investor Presentation, March 2020

How to Find Us OUR WEBSITE NYSE TICKER www.arcosa.com ACA HEADQUARTERS INVESTOR CONTACT Arcosa, Inc. InvestorResources@arcosa.com 500 North Akard Street, Suite 400 Dallas, Tx 75201 3 / Moving Infrastructure Forward — Investor Presentation, March 2020

Agenda Company overview Financial highlights Long-term vision and capital allocation ESG update 4 / Moving Infrastructure Forward — Investor Presentation, March 2020

Arcosa at a Glance A new public company with an established operating history and financial strength $1.74B $241M $113M Revenues Adjusted EBITDA Net Income ~6,300 85+ 3 Infrastructure-related Employees Years of Operating History Segments Arcosa separated from its former parent company and became an independent public company in November 2018 Revenues, Adjusted EBITDA and Net Income are for the fiscal year ended 12/31/19. See Adjusted EBITDA reconciliation in Appendix. 5 / Moving Infrastructure Forward — Investor Presentation, March 2020

Arcosa Overview

Provider of infrastructure-related products and solutions positioned for growth

Markets	CONSTRUCTION	ENERGY	TRANSPORTATION
Revenues	$440M	$837M	$466M
Adj.Segment EBITDA Margin	21%	15%	14%


AGGREGATES


SPECIALTY MATERIALS


CONSTRUCTION SITE SUPPORT


WIND TOWERS


UTILITY STRUCTURES


STORAGE TANKS


BARGES


COMPONENTS

Revenues and Adjusted Segment EBITDA margin for the fiscal year ended 12/31/2019. See Adjusted Segment EBITDA reconciliation in Appendix.

6 / Moving Infrastructure Forward — Investor Presentation, March 2020 ARCOSA

Construction Products Segment Overview

PRODUCTS


AGGREGATES


SPECIALTY
MATERIALS


CONSTRUCTION
SITE SUPPORT

Natural sand, gravel and limestone base; recycled aggregates

Lightweight aggregates; specialty milled or processed materials

Steel & aluminum trench shoring products and systems

As of 12/31/19:

- Estimated proven and probable aggregate reserves exceeding 930 million tons, excluding Cherry
- Combined natural aggregates and specialty materials projected average reserve life of at least 57 years

KEY FIGURES

(LTM 12/31/2019)

$440M
Revenue

21%
Adjusted Segment EBITDA Margin

$30B+
Estimated annual market size

REVENUE

by product type ($M)


Construction
site support
75
(17%)
365
(83%)
Aggregates and
specialty materials

In January 2020, the Company acquired Cherry Industries, Inc. ("Cherry"), a leading producer of natural and recycled aggregates in the Houston, Texas market area. Aggregates and Specialty Materials grouped as "Construction Aggregates" in Financials. Construction Site Support classified as "Other". See Adjusted Segment EBITDA reconciliation in Appendix.

7 / Moving Infrastructure Forward — Investor Presentation, March 2020 ARCOSA

Energy Equipment Segment Overview PRODUCTS KEY FIGURES REVENUE by product type ($M) (LTM 12/31/2019) Storage tanks $837M and other WIND TOWERS UTILITY STRUCTURES Revenue 211 (25%) Storage 15% 626 Adjusted Segment EBITDA (75%) Margin RESIDENTIAL/COMMERCIAL/ INDUSTRIAL SCALE & FIELD AGRICULTURAL ERECTED STORAGE Utility structures STORAGE and wind towers $597M Backlog in Utility Structures and Wind Towers as of 12/31/19 See Adjusted Segment EBITDA reconciliation in Appendix. Adjusted Segment EBITDA includes $2.9M of bad debt recovery recorded in 1Q 2019. 8 / Moving Infrastructure Forward — Investor Presentation, March 2020

Transportation Products Segment Overview PRODUCTS KEY FIGURES REVENUE by product type ($M) (LTM 12/31/2019) $466M Barges FIBERGLASS TANK BARGES HOPPER BARGES Revenue COVERS 172 (37%) 14% Adjusted Segment EBITDA RAILCAR INDUSTRIAL & 294 Margin (63%) RAILCAR AXLES COUPLING MINING DEVICES COMPONENTS $5B+ Components Estimated annual market size $347M Backlog in Barges as of 12/31/19 See Adjusted Segment EBITDA reconciliation in Appendix. 9 / Moving Infrastructure Forward — Investor Presentation, March 2020

First Year Progress In 2019, we completed our first full year as a public company and remain encouraged by our progress and focused on the future Building our new Arcosa culture Executing well on Stage 1 Priorities introduced at spin-off Grow ✓ Completed two large-sized acquisitions, ACG Construction Materials and Cherry, + 3 additional complementary ✓ Entrepreneurial and growth-minded Products acquisitions to expand regional footprint ✓ Focused on integrating ESG Improve ✓ Grew Adjusted Segment EBITDA margins from 10% Energy in 2018 to 15% in 2019 initiatives into our long-term strategy Equipment ✓ Turning focus to growth in adjacent product lines margins ✓ Performance accountability ✓ Ramped up barge facilities to grow revenue ~75% in Expand 2019, with healthy backlog headed into 2020 Transportation ✓ “We win together” Products Operate a flat ✓ Streamlined corporate structure to reduce layers corporate structure See Adjusted Segment EBITDA reconciliation in Appendix. 10 / Moving Infrastructure Forward — Investor Presentation, March 2020

Agenda Company overview Financial highlights Long-term vision and capital allocation ESG update 11 / Moving Infrastructure Forward — Investor Presentation, March 2020

2019 Financial Results Full Year Adjusted EBITDA increased 29%, driven by organic growth, acquisitions, and operating improvements Revenues ($M’s) Adjusted EBITDA ($M’s) +19% +29% 267 1,704 1,737 241 1,462 1,460 197 187 2016 2017 2018 2019 2016 2017 2018 2019 Adjusted Net Income ($M’s) Adjusted EBITDA Margin (%) +9% 123 115 +29% 15.6 13.5 13.9 90 89 12.8 Adjusted Reported 113 84 76 2016 2017 2018 2019 2016 2017 2018 2019 There were no adjustments made to reported Net Income in 2016. See Adjusted EBITDA and Adjusted Net Income reconciliations in Appendix. 12 / Moving Infrastructure Forward — Investor Presentation, March 2020

Free Cash Flow Generation $273 Million of Free Cash Flow in 2019, as our ‘cash culture’ begins to show progress …leaving us with ~0.5x Net Debt / Adjusted EBITDA after the We generated $273M of Free Cash Flow in 2019... Cherry acquisition Free Cash Flow Net Debt / Adjusted EBITDA Operating Cash Flow Less CapEx, $M’s Ratio since spin, end of quarter Long term target of 2-2.5x 273 Funded ACG acquisition Funded Cherry acquisition with $180M of debt with $150M of debt 143 0.5 0.5 0.1 80 74 -0.1 -0.1 -0.6 2016 2017 2018 2019 -1.2 Pro-Forma Q4-18 Q1-19 Q2-19 Q3-19 Q4-19 Pro-Forma At Spin-Off After Cherry Key focus areas include: • Process improvements to reduce working capital • Incentive changes Received $200M of Reduced leverage throughout • Disciplined capital expenditure decisions cash at spin 2019 with operating cash flow See Free Cash Flow and Net Debt to Adjusted EBITDA reconciliations in Appendix. 13 / Moving Infrastructure Forward — Investor Presentation, March 2020

$298M Cherry Acquisition Acquisition closed in January and integration is underway; Cherry will be a platform for additional value creation in Construction Products Expands aggregates business into Offers compelling competitive Provides levers for additional attractive Houston market, a key advantages value creation gap in our current Texas network • Largest recycled aggregates producer Platform to replicate Cherry’s natural in the U.S. with experienced and recycled aggregates in new management team geographies • Extensive network of strategically Opportunity to leverage legacy natural Aggregate mines located facilities and reserve positions Specialty locations aggregates expertise in Cherry’s Cherry locations • Long-term customer and supplier market relationships Houston-area Cherry locations Montgomery • Access to critical raw material, both Stable platform expected to produce Washington Liberty internally and externally sourced high returns on capital through a cycle Austin Waller Cherry HQ Harris Chambers Recycling Facility Fort Bend • Technical expertise in concrete Galveston Stabilized Facility recycling and repurposing Accelerates Arcosa’s overall portfolio Brazoria Recycling + Stabilized shift into higher valued Construction Facility Products $176M Revenues and $37M EBITDA for Cherry as of last 12 months ended 9/30/19. See EBITDA reconciliation in Appendix. 14 / Moving Infrastructure Forward — Investor Presentation, March 2020

Barge Recovery Continues Successfully ramped up barge business to meet the ongoing market recovery, growing revenues ~75% in 2019 Inland Barge business Backlog Value Trend ($millions) ▪ Backlog up 50% in 2019 and scheduled to deliver in 2020, 565 providing strong production visibility 454 ▪ Full year 2019 orders of $411M, 416 representing a book-to-bill ratio of 1.4 times 384 373 364 350 347 319 ▪ Two consecutive quarters of healthy dry barge orders, showing early signs of a potential 251 231 dry barge replacement cycle. 210 Inquiries for liquid barges remain 198 177 steady. 126 125 120 110 ▪ Expect higher barge margins in 98 91 2020 as the start-up phase of our Louisiana plant is complete and orders taken in a lower pricing environment delivered in 2019 1Q15 2Q15 3Q15 4Q15 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 15 / Moving Infrastructure Forward — Investor Presentation, March 2020

2020 Outlook

We are expecting another year of revenue and EBITDA growth, with solid fundamentals across most of our markets and backlogs providing good production visibility

Positives moving into 2020

- Continued strength in Construction Products, led by healthy infrastructure spending in our key markets
- Strategic expansion of Cherry's natural and recycled aggregates platform
- Dry barge recovery, coupled with steady liquid barge demand
- Robust utility structures demand, driven by grid hardening and reliability initiatives
- Steady demand for storage tanks in U.S. and Mexico

Challenges moving into 2020

- Softness in new railcar market
- Oil and gas markets, served by our aggregate plants
- Lower wind tower margins



+17% to midpoint
Revenues
$M's
1,460
1,737
1,950 – 2,100
2018
2019
2020 Guidance



+19% to midpoint
Adjusted EBITDA
$M's
187
241
275 – 300
2018
2019
2020 Guidance

See Adjusted EBITDA reconciliation in Appendix. FY 2020 guidance as of 2/26/2020.

16 / Moving Infrastructure Forward — Investor Presentation, March 2020

ARCOSA

Additional 2020 financial information FY 2020 Guidance ▪ $95-$105M, higher than 2019’s $85M due to Cherry acquisition and organic growth Capital Expenditures projects to expand product lines and capacity ▪ We expect working capital to be roughly flat for the year, excluding any impact from Working acquisitions Capital1 ▪ ~$13M per quarter, down slightly as a percentage of total revenues Corporate costs ▪ Tax rate of approximately 24% Taxes 1 Working capital defined as current assets, less cash, less current liabilities 17 / Moving Infrastructure Forward — Investor Presentation, March 2020

Agenda Company overview Financial highlights Long-term vision and capital allocation ESG update 18 / Moving Infrastructure Forward — Investor Presentation, March 2020

Long-Term Vision for Arcosa Integrate Environmental, Social, Improve and Governance Reduce long-term returns initiatives (ESG) into our the complexity and on invested capital long-term strategy Grow cyclicality of the overall in attractive markets business where we can achieve sustainable competitive advantages 19 / Moving Infrastructure Forward — Investor Presentation, March 2020

Capital Allocation Since Spin-Off

Disciplined capital allocation is a key component of advancing our long-term vision

Organic investments

- $85M of Capital Expenditures in 2019
  - ~$60M Maintenance
  - ~$25M Growth

Strategic Growth through Acquisitions

- $640M of acquisitions since spin

ACG MATERIALS

- $309M Purchase Price
- 9.8x TTM EBITDA multiple

CHERRY

- $298M Purchase Price
- 8.0x TTM EBITDA multiple

4 bolt-on acquisitions

- $33M combined price
- Mid-single digit multiples

Return of capital to shareholders

- $25M returned to shareholders since spin
  - ~$10M Dividends
  - ~$15M Share repurchases

TTM is trailing twelve months.

20 / Moving Infrastructure Forward — Investor Presentation, March 2020 ARCOSA

Strategic Growth through Acquisitions

We have deployed more than $600M on Construction Products acquisitions since the time of the spin, due to favorable long-term fundamentals and acquisition opportunities

Attractive fundamentals of Aggregates and Specialty Materials

- Attractive markets with long-term pricing and volume growth; less cyclical than other Arcosa businesses
- Sustainable competitive advantages, through reserve positions, product portfolio, proprietary processing capabilities, and deep market knowledge
- Fragmented industry structure with ability to buy small to medium size assets at attractive multiples
- Ability to use acquisitions as growth platforms for organic and bolt-on growth

Growth of Construction Products segment



Construction Aggregates and Specialty Materials Revenues
$M's
35% CAGR
65
113
152
192
213
205
218
365
541
2012
2013
2014
2015
2016
2017
2018
2019
2019 Pro-Forma with Cherry

For FY15-19, Construction Aggregates and Specialty Materials Revenues grouped as "Construction Aggregates" in Arcosa's financials; FY12-14 grouped as "Aggregates" in Trinity's financials. 2019 Proforma with Cherry includes Cherry revenues of $176M as of last twelve months ended September 30, 2019.

21 / Moving Infrastructure Forward — Investor Presentation, March 2020
ARCOSA

Organic investments We are allocating capex to grow in attractive markets where we can build sustainable competitive advantages Aggregates and Specialty Materials investments Utility Structures organic investments Reserve acquisitions to expand in current geographies Adjacent product lines Greenfield projects to expand into new geographies Capacity expansion Processing capacity expansion Robotic manufacturing New specialty product investments development 22 / Moving Infrastructure Forward — Investor Presentation, March 2020

Agenda Company overview Financial highlights Long-term vision and capital allocation ESG update 23 / Moving Infrastructure Forward — Investor Presentation, March 2020

ESG Update Our Materiality Assessment identified 11 significant topics across our businesses; we plan to publish our initial Sustainability Report for full year 2020 Our Our People & Our Environment Products Communities Employee Health and Safety Energy Management Product Use and Quality Diversity Air Quality Talent Management GHG Emissions Community Relations Water and Wastewater Management Land Management Governance and Business Ethics Our Materiality Assessment was based primarily on SASB standards, with additional input from stakeholders and other sustainability standards 24 / Moving Infrastructure Forward — Investor Presentation, March 2020

Incentive Compensation Plans Arcosa’s incentive plans align compensation to long-term shareholder value creation while driving accountability to the business level Award Type Focus Performance Objectives Target CEO Pay: 83% at Risk(1) Adjusted EBITDA Short Term 1 year operational and Incentive Cash Business-specific metrics Plan (STI) financial targets (e.g., EBITDA, Working Capital, Margin 17% Improvement, SE&A Reduction) 26% Base TBRSU Equity: Performance-Based Return on Capital 17% Restricted Stock Units STI Cumulative EPS (PBRSU) Long Term Long term Incentive shareholder value Plan (LTI) creation 40% PBRSU Equity: Time-Based Share Price Restricted Stock Units (TBRSU) (1) Annualized target compensation, excluding one-time sign-on LTI grant upon being named future CEO 25 / Moving Infrastructure Forward — Investor Presentation, March 2020

Additional ESG Information We have a number of initiatives already underway to integrate ESG into our long term strategy Our Our People & Our Environment Products Communities ▪ Safety Excellence program rolled out to ▪ Instituting sustainability program to track ▪ Leading producer of wind towers for plants environmental metrics renewable power generation, with over 12,000 towers produced ▪ Instituted plan to track and improve ▪ Integrating environmental initiatives into diversity long-term strategy ▪ Leading manufacturer of inland barges, which have valuable fuel efficiency ▪ Ethics Training and Certification ▪ Arcosa headquarters is LEED Gold, advantages over truck and rail programs Energy Star Certified ▪ Trench shoring products promote ▪ Extensive community engagement worker safety across our plant locations and corporate offices ▪ Talent development program to enhance the skills of our team 26 / Moving Infrastructure Forward — Investor Presentation, March 2020

Our Products Arcosa’s products are used in important environmentally friendly industries Barge transportation is a clean, efficient mode of freight Wind Energy reduces carbon dioxide emissions transportation Tons of CO2 per Million Ton Miles CO2 Emissions Avoided through Wind Energy Million Metric Tons Barge 15.6 201 189 Rail 21.2 159 132 Truck 154.1 126 115 97 Ton Miles Traveled per Gallon of Fuel 83 65 Barge 647 50 37 22 Rail 477 17 9 11 4 6 7 2001 02 03 04 05 06 07 08 09 10 11 12 13 14 15 16 17 18 Truck 145 As a leading wind tower manufacturer with over 12,000 towers produced, Arcosa’s inland barges play a critical role in the clean and efficient Arcosa plays an important role in the development of wind power transportation of freight Sources: American Wind Energy Association, National Waterways Foundation 27 / Moving Infrastructure Forward — Investor Presentation, March 2020

Appendix

Reconciliation of Consolidated and Combined Adjusted EBITDA and Adjusted Net Income

($'s in millions)
(unaudited)

	Year Ended December 31, 2016	2017	2018	2019	Full Year 2020 Guidance[1] Low	High
Revenues	$1,704.0	$1,462.4	$1,460.4	$1,736.9	$1,950.0	$2,100.0
Net income	123.0	89.7	75.7	113.3	118.0	138.0
Add:						
Interest expense, net	—	(0.1)	0.5	5.4	9.0	10.0
Provision for income taxes	74.2	40.4	19.3	33.5	37.0	43.0
Depreciation, depletion, and amortization expense[2]	65.6	65.7	67.6	85.8	105.0	105.0
EBITDA	262.8	195.7	163.1	238.0	269.0	296.0
Add:						
Impairment charge	—	—	23.2	—	—	—
Impact of acquisition-related expenses[3]	—	—	0.8	2.0	6.0	4.0
Other, net (income) expense[4]	3.7	1.7	(0.6)	0.7	—	—
Adjusted EBITDA	$ 266.5	$ 197.4	$ 186.5	$ 240.7	$ 275.0	$ 300.0
Adjusted EBITDA Margin	15.6%	13.5%	12.8%	13.9%	14.1%	14.3%

GAAP does not define "Earnings Before Interest, Taxes, Depreciation, Depletion and Amortization" ("EBITDA") and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use this metric to assess the operating performance of our consolidated business, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value, and we believe this metric also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, and amortization, which can vary significantly depending on many factors. We adjust consolidated EBITDA for certain non-routine items ("Adjusted EBITDA") to provide a more consistent comparison of earnings performance from period to period, which we also believe assists investors in comparing a company's performance on a consistent basis. "Adjusted EBITDA Margin" is defined as Adjusted EBITDA divided by Revenues.

	Year Ended December 31, 2016	2017	2018	2019	Full Year 2020 Guidance Low	High
Net Income	$ 123.0	$ 89.7	$ 75.7	$ 113.3	$ 118.0	$ 138.0
Impairment charge, net of tax	—	—	14.3	—	—	—
Impact of acquisition-related expenses, net of tax[3]	—	—	0.6	1.5	4.6	3.1
Impact of U.S. tax reform	—	(6.2)	(1.5)	—	—	—
Adjusted Net Income	$ 123.0	$ 83.5	$ 89.1	$ 114.8	$ 122.6	$ 141.1

GAAP does not define "Adjusted Net Income" and it should not be considered as an alternative to earnings measures defined by GAAP, including net income. We use this metric to assess the operating performance of our consolidated business. We adjust net income for certain non-routine items to provide investors with what we believe is a more consistent comparison of earnings performance from period to period.

(1) FY 2020 guidance as of 2/26/2020.
(2) Includes an estimate for the fair value markup of acquired assets for the Full Year 2020 Guidance.
(3) Non-routine expenses associated with acquisitions, including the cost impact of the fair value markup of acquired inventory and other transaction costs.
(4) Included in Other, net expense was the impact of foreign currency exchange transactions of $1.5 million, $(0.2) million, $2.2 million, and $4.8 million for the years ended December 31, 2019, 2018, 2017, and 2016, respectively.

29 / Moving Infrastructure Forward — Investor Presentation, March 2020

ARCOSA

Reconciliation of Adjusted Segment EBITDA

($'s in millions)
(unaudited)

	Three Months Ended December 31, 2019	Three Months Ended December 31, 2018	Year Ended December 31, 2019	Year Ended December 31, 2018
Construction Products				
Revenues	$ 102.2	$ 65.6	$ 439.7	$ 292.3
Operating Profit	7.4	5.1	52.7	50.4
Add: Depreciation, depletion, and amortization expense	10.5	6.5	38.0	21.9
Segment EBITDA	17.9	11.6	90.7	72.3
Add: Impact of the fair value mark up of acquired inventory	—	0.8	1.4	0.8
Adjusted Segment EBITDA	$ 17.9	$ 12.4	$ 92.1	$ 73.1
Adjusted Segment EBITDA Margin	17.5 %	18.9 %	20.9 %	25.0 %
Energy Equipment				
Revenues	$ 213.0	$ 207.0	$ 836.6	$ 780.1
Operating Profit	20.9	16.1	100.7	28.6
Add: Depreciation and amortization expense	6.7	7.1	27.9	29.7
Segment EBITDA	27.6	23.2	128.6	58.3
Add: Impairment charge	—	—	—	23.2
Adjusted Segment EBITDA	$ 27.6	$ 23.2	$ 128.6	$ 81.5
Adjusted Segment EBITDA Margin	13.0 %	11.2 %	15.4 %	10.4 %
Transportation Products				
Revenues	$ 132.3	$ 102.1	$ 465.7	$ 391.4
Operating Profit	14.7	13.2	46.8	48.4
Add: Depreciation and amortization expense	4.3	3.8	16.3	15.5
Segment EBITDA	19.0	17.0	63.1	63.9
Add: Impact of the fair value mark up of acquired inventory	—	—	0.6	—
Adjusted Segment EBITDA	$ 19.0	$ 17.0	$ 63.7	$ 63.9
Adjusted Segment EBITDA Margin	14.4 %	16.7 %	13.7 %	16.3 %
Operating Loss - All Other	$ —	$ —	$ —	$ (0.1)
Operating Loss - Corporate	(12.5)	(7.4)	(47.3)	(32.1)
Eliminations	—	(0.3)	—	(0.3)
Add: Corporate depreciation expense	1.1	0.5	3.6	0.5
Adjusted EBITDA	$ 53.1	$ 45.4	$ 240.7	$ 186.5

"Segment EBITDA" is defined as segment operating profit plus depreciation, depletion, and amortization. GAAP does not define Segment EBITDA and it should not be considered as an alternative to earnings measures defined by GAAP, including segment operating profit. We use this metric to assess the operating performance of our businesses, as a metric for incentive-based compensation, and as a basis for strategic planning and forecasting as we believe that it closely correlates to long-term shareholder value, and we believe this metric also assists investors in comparing a company's performance on a consistent basis without regard to depreciation, depletion, and amortization, which can vary significantly depending on many factors. We adjust Segment EBITDA for certain non-routine items ("Adjusted Segment EBITDA") to provide a more consistent comparison of earnings performance from period to period, which we also believe assists investors in comparing a company's performance on a consistent basis. "Adjusted Segment EBITDA Margin" is defined as Adjusted Segment EBITDA divided by Revenues.

30 / Moving Infrastructure Forward — Investor Presentation, March 2020

ARCOSA

Reconciliation of Free Cash Flow (unaudited) GAAP does not define “Free Cash Flow” and it should not be considered as an alternative to cash flow measures defined by GAAP, including cash flow from operating activities. We use this metric to assess the liquidity of our consolidated business. We present this metric for the convenience of investors who use such metrics in their analysis and for shareholders who need to understand the metrics we use to assess performance and to monitor our cash and liquidity positions. We define Free Cash Flow as cash provided by operating activities less capital expenditures. Year Ended December 31, 2019 2018 2017 2016 (in millions) Cash Provided by Operating Activities $ 358.8 $ 118.5 $ 162.0 $ 227.8 Capital Expenditures (85.4) (44.8) (82.4) (84.8) Free Cash Flow $ 273.4 $ 73.7 $ 79.6 $ 143.0 31 / Moving Infrastructure Forward — Investor Presentation, March 2020

Reconciliation of Net Debt to Adjusted EBITDA (unaudited) The Company uses the term “Net Debt” to determine the extent to which the Company’s outstanding debt obligations would be satisfied by its cash and cash equivalents on hand. Management believes this metric is useful to investors in determining the Company’s current leverage position following recent significant events subsequent to the reporting period. (1) Net Debt adjusted to include $200.0 million of cash received from Trinity in connection with the spin-off on November 1, 2018. (2) Net Debt includes $150.0 million of newly issued debt and $133.0 million of cash paid at closing in connection with the acquisition of Cherry. Adjusted EBITDA includes $37.0 million of Cherry Adjusted EBITDA for the trailing twelve months ended September 30, 2019. 32 / Moving Infrastructure Forward — Investor Presentation, March 2020

Cherry EBITDA Reconciliation ($’s in millions) (unaudited) “EBITDA” is defined as Cherry’s net income plus interest expense, income taxes, depreciation and amortization. EBITDA is not a calculation based on generally accepted accounting principles. The amounts included in the EBITDA calculation, however, are derived from amounts included in the historical statements of operations data. In addition, EBITDA should not be considered as an alternative to net income or operating income as an indicator of Cherry’s operating performance, or as an alternative to operating cash flows as a measure of liquidity. We believe EBITDA assists investors in comparing a company’s performance on a consistent basis without regard to depreciation and amortization and other expenses, which can vary significantly depending upon many factors. For the Trailing Twelve Months Ended September 30, 2019: Net income $28.5 Add: Interest expense 0.1 Provision for income taxes 1.2 Depreciation & amortization expense 7.1 EBITDA $36.9 33 / Moving Infrastructure Forward — Investor Presentation, March 2020